UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ X ] Definitive Additional Materials

[ ]  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco QQQ TrustSM, Series 1

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed: _____________________________________________________________________________________________

QUESTIONS & ANSWERS:

Invesco QQQ TrustSM, Series 1 (the “Trust”)

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

●

You may vote your shares on the voting website listed on your proxy card and/or voting instruction card. You will need the control number from your proxy card and/or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

●

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card and/or voting instruction card. You will need the control number from your proxy card and/or voting instruction card to vote by telephone.

●	You may indicate your vote on the proxy card and/or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement.

●	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve three proposals. The proposals are:

●

Proposal 1: To approve amendments to the Trust’s Trust Indenture and Agreement and Standard Terms and Conditions of Trust (the “Governing Instruments”) that are intended to change the Trust’s classification under the Investment Company Act of 1940, as amended, from a unit investment trust to an open-end management investment company.

●

Proposal 2: To approve the election of nine (9) trustees to serve on the Board of Trustees of the Trust following the amendment of the Governing Instruments (Proposal 1) replacing the existing Trustee (a bank) with a slate of individual trustees.

●	Proposal 3: To approve an investment advisory agreement between the Trust and Invesco Capital Management LLC (“Invesco” or the “Sponsor”).

The proposed changes will only take effect if all three proposals are approved by the Trust’s shareholders.

HOW DOES INVESCO RECOMMEND THAT I VOTE?

Invesco recommends that you vote FOR all three of the proposals.

WHY SHOULD I VOTE?

Every vote is important – this means your vote too. If shareholders fail to vote their proxies, the Trust may not receive enough votes to go forward with the December 5, 2025 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Sodali & Co. Fund Solutions as the Trust’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call and other solicitations from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyvote.com maintains security features designed to protect the confidentiality of your vote. These security features include:

●	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxyvote.com Web server and a shareholder’s computer.

●	Control Number – Each shareholder is required to enter his or her control number. www.proxyvote.com verifies the number and presents the shareholder with the proxy card.

●	Firewall – To protect the confidentiality of your account records, www.proxyvote.com uses only control numbers to register votes.

HOW DO I SIGN THE PROXY CARD AND/OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards and/or voting instruction cards could help you avoid the time and expense involved in validating your vote if you fail to sign your proxy card and/or voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card and/or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card and/or voting instruction card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership is signing the proxy card and/or voting instruction card, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on December 5, 2025 at 9:00 a.m. Central Time.

As a general matter, a vote submitted by mail must generally be sent 10 days in advance of the meeting to be received and processed, while a vote submitted via phone or the Internet must generally be submitted by 12 a.m. Eastern Time the day before the meeting to be deemed received.

To ensure we receive your vote in time, we urge you to mail your proxy card or record your voting instructions by telephone or via the Internet today.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals are available in the proxy statement or by visiting https://proxyvotinginfo.com/p/qqq.

Invesco QQQ – Voicemail Script

Hello,

I am calling regarding your current investment in the Invesco QQQ Trust.

Please contact us as soon as possible at 800-886-4839 to cast your vote for the Adjourned Special Meeting of Shareholders rescheduled for December 5th, 2025.

Once you vote all calls and mailings will stop.

Thank you.

INVESCO QQQ SCRIPT

May I please speak with (SHAREHOLDER’S FULL NAME)? (Repeat greeting if necessary)

I am calling on a recorded line regarding your investment in the Invesco QQQ Trust the Special Meeting of Shareholders has been adjourned due to a lack of shareholder participation and is now scheduled December 5, 2025.

Would you like to vote along with Invesco’s recommendation IN FAVOR of the proposals to modernize QQQ, lower fees, and maintain the same investment strategy?

(Pause for response)

If YES:

(Proceed to confirming the vote)

If NO or shareholder hasn’t received materials:

Invesco recommends voting in favor because converting QQQ from a Unit Investment Trust to an Open-End Fund will:

●	Modernize the fund’s structure and operations
●	Provide greater flexibility, including securities lending and dividend reinvestment
●	Reduce the expense ratio from 0.20% to 0.18%, saving shareholders an estimated $70M annually

Invesco believes these changes are in shareholders’ best interests. Would you like to vote with their recommendation?

(Pause for response and address questions)

If still declines:

I understand. Thank you and have a good day.

If unavailable:

We can be reached toll-free at 800-886-4839, Monday to Friday, 10 AM–11 PM Eastern. Thank you and have a good day.

Confirming the vote:

I am recording your vote (recap voting instructions). For confirmation, please state your full name and zip code. (Pause)

Thank you. You will receive written confirmation in 3–5 business days. Please review and retain it. If you have questions, call the toll-free number in the letter. Your vote is important and appreciated. Have a good (morning/afternoon/evening).

Thank you for calling Invesco.

If you have questions regarding the Special Meeting of Shareholders for the Invesco QQQ Trust, Series 1, taking place on December 5, 2025 in Downers Grove, Illinois, Press 1.

If you plan to attend the Special Meeting of Shareholders of Invesco QQQ Trust, Series 1, Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Special Meeting of Shareholders of Invesco QQQ Trust, Series 1, which is currently scheduled for 9:00 a.m. Central Daylight Time on December 5, 2025.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

In Focus July 17, 2025 (updated October 24, 2025)

Invesco Proposes to Modernize Invesco QQQ and Lower its Total Expense Ratio

On August 18, 2025, Invesco Capital Management, LLC (Invesco) filed a definitive proxy statement with the Securities and Exchange Commission (SEC), updating and finalizing preliminary documents that were filed with the SEC on July 17, 2025. The proxy statement seeks the approval of QQQ’s shareholders of record as of August 15, 2025 to take certain actions, including amending QQQ’s governing instruments, to operate QQQ in a manner that would result in its reclassification under the Investment Company Act of 1940, as amended, from that of a “unit investment trust” to that of a “management company,” with a subclassification as an “open-end company,” all as defined in the Investment Company

Act of 1940 (1940 Act).

In addition to other benefits, if shareholders approve the proposals contained in the proxy statement, QQQ’s total expense ratio (TER) will be lowered from 0.20% to 0.18%, representing a 10% reduction in expenses borne by QQQ.

What’s Changing and Why It Matters for Shareholders

What will change with QQQ?

Since its launch in 1999, QQQ has operated as a Unit Investment Trust (UIT). While this structure was common in the early days of ETFs, the industry has evolved, and today, nearly all ETFs are structured as Open-End Funds. Currently, there are fewer than 10 ETFs (10 of the oldest ETFs in the US) that are structured as UITs.

What are the proposals being presented to shareholders?

As described in the proxy statement, shareholders are being asked to vote on three separate proposals:

●	Approve amendments to QQQ’s governing instruments intended to change QQQ’s classification from a UIT to an Open-End Fund
●

Approve the election of trustees to serve on the Board of Trustees of QQQ following the amendment of the governing instruments, thereby replacing the existing trustee (a bank) with a slate of individual trustees.

●

Approve an investment advisory agreement between QQQ and Invesco that will allow Invesco to manage the fund as its investment advisor. (QQQ does not currently have an investment advisor.) Under the proposed advisory agreement, Invesco will charge QQQ a unitary fee of 0.18%, which will lower the TER of QQQ from 0.20% to 0.18%, representing a 10% reduction in expenses borne by QQQ.

Although shareholders will vote separately on each proposal, the proposed conversion of QQQ from a UIT to an Open-End Fund will not occur unless shareholders approve all three proposals.

What are the shareholder benefits of this change?

If the proposals are approved and the changes are implemented, shareholders can expect the following key benefits:

●	Lower Costs: QQQ’s TER is expected to decrease from 0.20% to 0.18% (a 10% decrease in expenses).
●

Enhanced Structural Flexibility: The Open-End Fund structure would allow QQQ to potentially participate in securities lending, as well as allow QQQ to reduce cash drag by reinvesting dividends it receives (rather than distributing all dividends to shareholders).

●

Improved Fund Disclosure and Reporting: In addition to annual shareholder reports, shareholders also will receive semi-annual shareholder reports . Shareholders also will receive summary prospectuses for QQQ, which are more concise than existing investor documentation.

What is not changing?

●	QQQ will continue to operate as an ETF.
●	QQQ will still seek to track the Nasdaq-100 Index®.

For Institutional Investor Use Only – Not for use with the Public

●	QQQ will not experience a change in the performance history, the process of buying/selling shares of QQQ, and investment exposures and investment risks.

In short, QQQ will function much in the same way it has in its 25-year plus history.

Are other funds, such as the Invesco Nasdaq 100 ETF (QQQM), impacted?

No other changes are being proposed for other Invesco ETFs. The proposal is solely for QQQ.

Will this be a taxable event for QQQ shareholders?

No. The change of QQQ from a UIT to an Open-End Fund will not be a tax realization event for shareholders or QQQ itself.

Proxy Timeline, How to Vote and Overall Proxy Process

What is the expected timeline?

Date	Event

8/15/25	Record Date

8/18/25	Proxy Statement Filed with the SEC

8/22/25	Proxy Statement and related materials first mailed to shareholders of record

8/26/25	E-mails sent to shareholders of record for AM delivery

8/27/25	Calls begin from proxy solicitor

9/2/25	E-delivery and hard copy reminders will be going out weekly

12/5/25	Shareholder Meeting

How do shareholders place their vote?

Shareholders can vote via internet, mail, or telephone. Shareholders may also attend the shareholder meeting in person and vote there. However, we still strongly recommend submitting a proxy card, even if planning to attend the meeting.

The proxy card outlines the various ways a shareholder my vote. The proxy card can be found on our proxy website (https://proxyvotinginfo.com/p/qqq). The different ways to vote include:

●	Vote online – Read the proxy statement and go to www.proxyvote.com
●	Vote by phone – Read the proxy statement, have your proxy card at hand and dial 1-800-690-6903
●	Vote by mail – Read the proxy statement, check the appropriate box(es) on the reverse side of the proxy card and then sign, date and return the proxy card in the envelope provided

Your control number will be needed to vote.

How can I find my control number?

You can find your control number however you received your proxy statement, either via mail or e-mail. Alternatively, certain shareholders can contact our proxy solicitor, Sodali, to vote over the phone with a live agent. They can be reached at 800-886-4839 during the following hours: Monday – Friday 10:00 AM – 11:00 PM and Saturday, 12:00 – 5:00, PM ET.

Who is the proxy solicitor Invesco is using?

Sodali & Co. Fund Services

Is it majority of shares/assets or shareholders needed for a proposal to pass?

Due to differing controlling documents, laws and regulations (as applicable), each proposal submitted to shareholders, as set forth in the proxy statement, has a different voting standard that is necessary for approval. The highest threshold – to amend QQQ’s governing documents in a manner intended to reclassify the trust as an Open-End Fund – is 51% of QQQ’s outstanding shares being voted “FOR” the proposal. More information about the voting requirements is set forth in the proxy statement.

For Institutional Investor Use Only – Not for use with the Public

What forms of communication will Sodali use to reach out to Shareholders?

Calls, letters, and e-mails.

How often can shareholders be contacted?

Sodali and Invesco will establish a plan to reach out to shareholders. However, calls and mailings will stop once the shareholder votes.

Can Financials Advisors vote on behalf of their clients if they have discretion?

This depends on the agreement/arrangement with the financial advisor and the firm. Investors can generally elect to have proxies voted by advisors if they so choose.

Is there contact information for shareholders should they need assistance voting?

Please see definitive proxy statement for contact information at Invesco QQQ Trust, Series1 Proxy Statement.pdf

When will Sodali stop contacting shareholders?

Once the shareholder votes, calls and mailings will stop

Key Dates, Portfolio Management and Potential Tax Considerations

How will shareholders be notified of their opportunity to vote on the proposals?

Shareholders of record as of August 15, 2025 will receive a proxy statement either in physical mail or via electronic delivery, soliciting their vote on the three proposals described above. Detailed information about the proposals and instructions on the process for voting will be included in the proxy materials sent to shareholders.

What is the effective date of the change?

If shareholders approve all three proposals at the shareholder meeting scheduled for December 5, 2025, it is currently planned that QQQ will become an “Open-End Fund” (i.e., an open-end management company) effective as of market open on Monday, December 8, 2025. This date is subject to change, however; the meeting may be postponed or adjourned to a further date to permit further solicitation of proxies (thereby delaying the effective date of the change).

Are there any anticipated or expected changes to the QQQ portfolio management team?

No

Are there any potential tax consequences?

The proposed change to QQQ is a reclassification and not a reorganization or merger, and as such no tax consequences should occur. As always, consult your tax advisor for more information regarding your tax situation.

Is there any portfolio turnover expected?

QQQ’s investment objective will not change. It will continue to seek to track the Nasdaq-100 Index®, and therefore no turnover is anticipated as a result of the proposed changes.

Will there be any changes to QQQ’s CUSIP?

There is no anticipated change to QQQ’s CUSIP.

Contact us

Should you have questions, please contact your Invesco representative or your financial professional:

National Wirehouse	Independent Broker Dealer	Third Party and 529 Sales
800 998 4246	800 421 0807	800 410 4246, ext. 0529
Retail Retirement	RIA and Private Client	Client Services
800 370 1519	800 421 4023	800 959 4246
Closed-End Funds	Global Liquidity
800 341-2929	800 659 1005, option 2

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY THE BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

For Institutional Investor Use Only – Not for use with the Public

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information about the Invesco QQQ, a unit investment trust, please visit invesco.com/fundprospectus. Please read the prospectus carefully before investing.

All data created by Invesco unless otherwise noted.

Invesco Distributors, Inc.

8/2025

For Institutional Investor Use Only – Not for use with the Public

In Focus July 17, 2025 (updated Oct 24, 2025)

Invesco Proposes to Modernize Invesco QQQ and Lower its Total Expense Ratio

On August 18, 2025, Invesco Capital Management, LLC (Invesco) filed a definitive proxy statement with the Securities and Exchange Commission (SEC), updating and finalizing preliminary documents that were filed with the SEC on July 17, 2025. The proxy statement seeks the approval of QQQ’s shareholders of record as of August 15, 2025 to take certain actions, including amending QQQ’s governing instruments, to operate QQQ in a manner that would result in its reclassification under the Investment Company Act of 1940, as amended, from that of a “unit investment trust” to that of a “management company,” with a subclassification as an “open-end company,” all as defined in the Investment Company

Act of 1940 (1940 Act).

In addition to other benefits, if shareholders approve the proposals contained in the proxy statement, QQQ’s total expense ratio (TER) will be lowered from 0.20% to 0.18%, representing a 10% reduction in expenses borne by QQQ.

What’s Changing and Why It Matters for Shareholders

What will change with QQQ?

Since its launch in 1999, QQQ has operated as a Unit Investment Trust (UIT). While this structure was common in the early days of ETFs, the industry has evolved, and today, nearly all ETFs are structured as Open-End Funds. Currently, there are fewer than 10 ETFs (10 of the oldest ETFs in the US) that are structured as UITs.

What are the proposals being presented to shareholders?

As described in the proxy statement, shareholders are being asked to vote on three separate proposals:

●	Approve amendments to QQQ’s governing instruments intended to change QQQ’s classification from a UIT to an Open-End Fund
●

Approve the election of trustees to serve on the Board of Trustees of QQQ following the amendment of the governing instruments, thereby replacing the existing trustee (a bank) with a slate of individual trustees.

●

Approve an investment advisory agreement between QQQ and Invesco that will allow Invesco to manage the fund as its investment advisor. (QQQ does not currently have an investment advisor.) Under the proposed advisory agreement, Invesco will charge QQQ a unitary fee of 0.18%, which will lower the TER of QQQ from 0.20% to 0.18%, representing a 10% reduction in expenses borne by QQQ.

Although shareholders will vote separately on each proposal, the proposed conversion of QQQ from a UIT to an Open-End Fund will not occur unless shareholders approve all three proposals.

What are the shareholder benefits of this change?

If the proposals are approved and the changes are implemented, shareholders can expect the following key benefits:

●	Lower Costs: QQQ’s TER is expected to decrease from 0.20% to 0.18% (a 10% decrease in expenses).
●

Enhanced Structural Flexibility: The Open-End Fund structure would allow QQQ to potentially participate in securities lending, as well as allow QQQ to reduce cash drag by reinvesting dividends it receives (rather than distributing all dividends to shareholders).

●

Improved Fund Disclosure and Reporting: In addition to annual shareholder reports, shareholders also will receive semi-annual shareholder reports . Shareholders also will receive summary prospectuses for QQQ, which are more concise than existing investor documentation.

What is not changing?

●	QQQ will continue to operate as an ETF.
●	QQQ will still seek to track the Nasdaq-100 Index®.

For Institutional Investor Use Only – Not for use with the Public

●	QQQ will not experience a change in the performance history, the process of buying/selling shares of QQQ, and investment exposures and investment risks.

In short, QQQ will function much in the same way it has in its 25-year plus history.

Are other funds, such as the Invesco Nasdaq 100 ETF (QQQM), impacted?

No other changes are being proposed for other Invesco ETFs. The proposal is solely for QQQ.

Will this be a taxable event for QQQ shareholders?

No. The change of QQQ from a UIT to an Open-End Fund will not be a tax realization event for shareholders or QQQ itself.

Proxy Timeline, How to Vote and Overall Proxy Process

What is the expected timeline?

Date	Event

8/15/25	Record Date

8/18/25	Proxy Statement Filed with the SEC

8/22/25	Proxy Statement and related materials first mailed to shareholders of record

8/26/25	E-mails sent to shareholders of record for AM delivery

8/27/25	Calls begin from proxy solicitor

9/2/25	E-delivery and hard copy reminders will be going out weekly

12/5/25	Shareholder Meeting

How do shareholders place their vote?

Shareholders can vote via internet, mail, or telephone. Shareholders may also attend the shareholder meeting in person and vote there. However, we still strongly recommend submitting a proxy card, even if planning to attend the meeting.

The proxy card outlines the various ways a shareholder my vote. The proxy card can be found on our proxy website (https://proxyvotinginfo.com/p/qqq). The different ways to vote include:

●	Vote online – Read the proxy statement and go to www.proxyvote.com
●	Vote by phone – Read the proxy statement, have your proxy card at hand and dial 1-800-690-6903
●	Vote by mail – Read the proxy statement, check the appropriate box(es) on the reverse side of the proxy card and then sign, date and return the proxy card in the envelope provided

Your control number will be needed to vote.

How can I find my control number?

You can find your control number however you received your proxy statement, either via mail or e-mail. Alternatively, certain shareholders can contact our proxy solicitor, Sodali, to vote over the phone with a live agent. They can be reached at 800-886-4839 during the following hours: Monday – Friday 10:00 AM – 11:00 PM and Saturday, 12:00 – 5:00, PM ET.

Who is the proxy solicitor Invesco is using?

Sodali & Co. Fund Services

Is it majority of shares/assets or shareholders needed for a proposal to pass?

Due to differing controlling documents, laws and regulations (as applicable), each proposal submitted to shareholders, as set forth in the proxy statement, has a different voting standard that is necessary for approval. The highest threshold – to amend QQQ’s governing documents in a manner intended to reclassify the trust as an Open-End Fund – is 51% of QQQ’s outstanding shares being voted “FOR” the proposal. More information about the voting requirements is set forth in the proxy statement.

For Institutional Investor Use Only – Not for use with the Public

What forms of communication will Sodali use to reach out to Shareholders?

Calls, letters, and e-mails.

How often can shareholders be contacted?

Sodali and Invesco will establish a plan to reach out to shareholders. However, calls and mailings will stop once the shareholder votes.

Can Financials Advisors vote on behalf of their clients if they have discretion?

This depends on the agreement/arrangement with the financial advisor and the firm. Investors can generally elect to have proxies voted by advisors if they so choose.

Is there contact information for shareholders should they need assistance voting?

Please see definitive proxy statement for contact information at Invesco QQQ Trust, Series1 Proxy Statement.pdf

When will Sodali stop contacting shareholders?

Once the shareholder votes, calls and mailings will stop

Key Dates, Portfolio Management and Potential Tax Considerations

How will shareholders be notified of their opportunity to vote on the proposals?

Shareholders of record as of August 15, 2025 will receive a proxy statement either in physical mail or via electronic delivery, soliciting their vote on the three proposals described above. Detailed information about the proposals and instructions on the process for voting will be included in the proxy materials sent to shareholders.

What is the effective date of the change?

If shareholders approve all three proposals at the shareholder meeting scheduled for December 5, 2025, it is currently planned that QQQ will become an “Open-End Fund” (i.e., an open-end management company) effective as of market open on Monday, December 8, 2025. This date is subject to change, however; the meeting may be postponed or adjourned to a further date to permit further solicitation of proxies (thereby delaying the effective date of the change).

Are there any anticipated or expected changes to the QQQ portfolio management team?

No

Are there any potential tax consequences?

The proposed change to QQQ is a reclassification and not a reorganization or merger, and as such no tax consequences should occur. As always, consult your tax advisor for more information regarding your tax situation.

Is there any portfolio turnover expected?

QQQ’s investment objective will not change. It will continue to seek to track the Nasdaq-100 Index®, and therefore no turnover is anticipated as a result of the proposed changes.

Will there be any changes to QQQ’s CUSIP?

There is no anticipated change to QQQ’s CUSIP.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY THE BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information about the Invesco QQQ, a unit investment trust, please visit invesco.com/fundprospectus. Please read the prospectus carefully before investing.

All data created by Invesco unless otherwise noted.

Invesco Distributors, Inc.

8/2025

For Institutional Investor Use Only – Not for use with the Public

https://www.invesco.com/qqq-etf/en/home.html

Help modernize the Invesco QQQ ETF! Have you heard from our third-party proxy solicitor, Sodali? They're assisting us in securing the votes needed to enhance QQQ. Click here to learn more.

Invesco QQQ | About QQQ | Performance | Insights & Education | About Invesco | Invest in QQQ

Invesco QQQ

QQQ shareholders can vote to reduce fees

Learn more and vote

QQQ shareholders can vote to reduce fees Why participate? To lower your costs! A reduced expense ratio means more of your investment is actively working for you. Deadline to vote in the QQQ proxy is December 4. Learn more and vote

https://www.invesco.com/us/en/financial-products/etfs/invesco-qqq-trust-series-1.html

Documents

Fund documents

- Prospectus and fund reports
- Fact sheet

Materials & Resources

- QQQ Shareholder Meeting Update
- Invesco QQQ ETF - Infographic
- Invesco files Preliminary Proxy Statement to Reclassify Invesco QQQ TrustSM, Series 1
- QQQ Proxy Statement_2025

Documents Fund documents Prospectus and fund reports Fact sheet Materials & Resources QQQ Shareholder Meeting Update lnvesco files Preliminary Proxy Statement to Reclassify lnvesco QQQ TrustSM, Series 1 lnvesco QQQ m. lnfographic QQQ Proxy Staternent_2025

https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

Are you a QQQ shareholder? Make your voice heard! We are pleased to report we have seen strong shareholder participation and momentum in the proposals for the Special Shareholder Meeting for lnvesco QQQ Trust, Series 1 (the Meeting), and votes cast are overwhelmingly in favor of the proposals. We are getting close to the needed vote totals, but to allow for additional time to get the vote, the Meeting has been adjourned until December 5, 2025 at 9:00 a.m. Central Time. This adjournment is typical for proposals like this, and your vote can help get these beneficial proposals across the finish line. You’ll need your control number, which you can find on your proxy card received via mail or email. If you need assistance, our proxy solicitor, Sodali, is ready to help at 800-886-4839 (Monday-Friday, 10:00 AM-11:00 PM; Saturday,12:00-5:00 PM ET). Once you vote, you won’t receive any more reminders-so act now! Want to learn more? Proxy. Statement Annual RePort Shareholder Meeting.Update